SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                February 25, 2004


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)


Delaware                            333-107959                   51-0368240

(State or other             (Commission File Number)            (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)

8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                           55437
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000


Item 5. Other Events

See the respective monthly reports, each reflecting the required information for the February, 2004 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

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Master Serviced by Residential Funding

Item 7. Financial Statements and Exhibits

(a) Not applicable (b) Not applicable (c) See Item 5

1995-QS1  RALI  1996-QS1 RALI 1996-QS2 RALI 1996-QS3 RALI 1996-QS4 RALI 1996-QS5
RALI 1996-QS6 RALI 1996-QS7 RALI 1996-QS8 RALI 1997-QS1 RALI 1997-QS10 RALI 1997-QS11 RALI 1997-QS12 RALI 1997-QS13 RALI 1997-QS2 RALI 1997-QS3 RALI
1997-QS4  RALI  1997-QS5 RALI 1997-QS6 RALI 1997-QS7 RALI 1997-QS8 RALI 1997-QS9
RALI 1998-QS1 RALI 1998-QS10 RALI 1998-QS11 RALI 1998-QS12 RALI 1998-QS13 RALI 1998-QS14 RALI 1998-QS15 RALI 1998-QS16 RALI 1998-QS17 RALI 1998-QS2 RALI
1998-QS3  RALI  1998-QS4 RALI 1998-QS5 RALI 1998-QS6 RALI 1998-QS7 RALI 1998-QS8
RALI 1998-QS9 RALI 1999-QS1 RALI  1999-QS10  RALI  1999-QS11 RALI 1999-QS12 RALI
1999-QS13  RALI  1999-QS14  RALI  1999-QS15  RALI  1999-QS2  RALI  1999-QS3 RALI
1999-QS4  RALI  1999-QS5 RALI 1999-QS6 RALI 1999-QS7 RALI 1999-QS8 RALI 1999-QS9
RALI 2000-QS1 RALI 2000-QS10 RALI 2000-QS11 RALI 2000-QS12 RALI 2000-QS13 RALI 2000-QS14 RALI 2000-QS2 RALI 2000-QS3 RALI 2000-QS4 RALI 2000-QS5 RALI 2000-QS6
RALI 2000-QS7 RALI 2000-QS8 RALI 2000-QS9 RALI 2001-QS1 RALI 2001-QS10 RALI 2001-QS11 RALI 2001-QS12 RALI 2001-QS13 RALI 2001-QS14 RALI 2001-QS15 RALI
2001-QS16  RALI  2001-QS17  RALI  2001-QS18  RALI  2001-QS19  RALI 2001-QS2 RALI
2001-QS3  RALI  2001-QS4 RALI 2001-QS5 RALI 2001-QS6 RALI 2001-QS7 RALI 2001-QS8
RALI 2001-QS9 RALI 2002-QS1 RALI  2002-QS10  RALI  2002-QS11 RALI 2002-QS12 RALI
2002-QS13  RALI  2002-QS14  RALI  2002-QS15  RALI  2002-QS16 RALI 2002-QS17 RALI
2002-QS18 RALI 2002-QS19 RALI 2002-QS2 RALI 2002-QS3 RALI 2002-QS4 RALI 2002-QS5
RALI 2002-QS6 RALI 2002-QS7 RALI 2002-QS8 RALI 2002-QS9 RALI 2003-QA1 RALI 2003-QR13 RALI 2003-QR19 RALI 2003-QR24 RALI 2003-QS1 RALI 2003-QS10 RALI
2003-QS11  RALI  2003-QS12  RALI  2003-QS13  RALI  2003-QS14 RALI 2003-QS15 RALI
2003-QS16  RALI  2003-QS17  RALI  2003-QS18  RALI  2003-QS19  RALI 2003-QS2 RALI
2003-QS20  RALI  2003-QS21  RALI  2003-QS22  RALI  2003-QS23  RALI 2003-QS3 RALI
2003-QS4  RALI  2003-QS5 RALI 2003-QS6 RALI 2003-QS7 RALI 2003-QS8 RALI 2003-QS9
RALI 2004-QS1 RALI


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.



By:     /s/ Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  February 25, 2004


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